INSERT B:

On April 22, 2010, under Conformed Submission 485BPOS, accession number, 0000930413-10-002024, a copy of the Investment Advisory Agreement, dated May 1, 2010, by and between TIAA-CREF Life Funds (the ?Trust?) and Teachers
Advisors, Inc. was previously filed with the SEC as exhibit
99.D(5), to the Trust?s Registration Statement, and such document is incorporated herein by reference as an exhibit to Sub-Item 77Q1 of Form N-SAR.